UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Standard Financial Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
N/A
(2) Aggregate number of securities to which transaction applies:
N/A
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
(4) Proposed maximum aggregate value of transaction:
N/A
(5) Total fee paid:
N/A
☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
N/A
(2) Form, Schedule or Registration Statement No.:
N/A
(3) Filing Party:
N/A
(4) Date Filed:
N/A

January 7, 2014

Dear Stockholder:

We cordially invite you to attend the 2014 Annual Meeting of Stockholders of Standard Financial Corp., the parent company of Standard Bank, PaSB. The annual meeting will be held at the Doubletree Hotel Pittsburgh/Monroeville Convention Center, 101 Mall Boulevard, Monroeville, Pennsylvania 15146, at 9:00 a.m. (Eastern time) on February 18, 2014.

The Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. The business to be conducted at the annual meeting consists of the election of two directors and the ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2014.  During the annual meeting we will also report on the operations of Standard Financial Corp.

Our Board of Directors has determined that the matters to be considered at the annual meeting are in the best interests of Standard Financial Corp. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

Your vote is important.  Please vote your proxy promptly so your shares can be represented, even if you plan to attend the annual meeting. You can vote by Internet, by telephone, or by requesting a printed copy of the proxy statement and proxy card. Voting in advance of the annual meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.

Sincerely,

Timothy K. Zimmerman
President and Chief Executive Officer

STANDARD FINANCIAL CORP.

2640 Monroeville Boulevard

Monroeville, Pennsylvania 15146

(412) 856-0363

NOTICE OF

2014 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On February 18, 2014

Notice is hereby given that the 2014 Annual Meeting of Stockholders of Standard Financial Corp. will be held at the Doubletree Hotel Pittsburgh/Monroeville Convention Center, 101 Mall Boulevard, Monroeville, Pennsylvania 15146, on February 18, 2014 at 9:00 a.m., Eastern time.

The annual meeting is for the purpose of considering and acting upon:

1.                                      The election of two directors;

2.                                      The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2014; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on January 2, 2014, are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

YOU MAY CHOOSE TO VOTE YOUR SHARES USING THE INTERNET, TELEPHONE OR PROXY CARD VOTING OPTIONS EXPLAINED IN THIS PROXY.  ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE WITH THE SECRETARY OF STANDARD FINANCIAL CORP. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

By Order of the Board of Directors

Timothy K. Zimmerman
President and Chief Executive Officer

Monroeville, Pennsylvania

January 7, 2014

Proxy Statement

STANDARD FINANCIAL CORP.

2640 Monroeville Boulevard

Monroeville, Pennsylvania 15146

(412) 856-0363

2014 ANNUAL MEETING OF STOCKHOLDERS

February 18, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Standard Financial Corp. to be used at the 2014 Annual Meeting of Stockholders of Standard Financial Corp., which will be held at the Doubletree Hotel Pittsburgh/Monroeville Convention Center, 101 Mall Boulevard, Monroeville, Pennsylvania 15146, on February 18, 2014, at 9:00 a.m., Eastern time, and all adjournments of the annual meeting. In this Proxy Statement, the terms “we, “our,” and “us” refer to Standard Financial Corp. unless the context indicates another meaning.

Information About the Notice of Internet Availability of Proxy Materials:

Instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. On January 7, 2014, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders of record as of January 2, 2014, and we posted our proxy materials on the website referenced in the Notice (http://www.standardbankpa.com/stndproxy). As more fully described in the Notice, stockholders may choose to access our proxy materials on the Internet or may request a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those who previously requested printed proxy materials or electronic materials on an ongoing basis, you will receive those materials as you requested.

Proxy Voting

Your vote is important. Please vote your proxy promptly so your shares can be represented, even if you plan to attend the annual meeting. You can vote by Internet, by telephone, or by requesting a printed copy of the proxy materials and using the proxy card.  The Notice provided to you contains the necessary codes to vote online or by telephone.  If you wish to vote via the Internet, please go to https://www.rtcoproxy.com/stnd.  If you wish to vote by telephone, please call 1-866-411-6680 using a touch-tone phone and follow the prompted instructions.  You may also vote by mail by requesting a paper proxy card using the instructions provided in the Notice.  Finally, you may vote in person at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our shares of common stock, par value $0.01 per share, as of the close of business on January 2, 2014 are entitled to one vote for each share then held. As of January 2, 2014, there were 2,990,997 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

As to the election of directors, a stockholder may cast their vote FOR BOTH NOMINEES proposed by the Board, to WITHHOLD AUTHORITY FOR BOTH NOMINEES or to vote FOR one or more of the nominees being proposed. Directors are elected by a plurality of votes cast at the annual meeting, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of S.R. Snodgrass, A.C. as our independent registered public accounting firm, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The affirmative vote of a majority of the votes cast at the annual meeting is required for the ratification of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2014, without regard to either broker non-votes or proxies marked “ABSTAIN.”

Due to the deregistration of Standard Financial Corp.’s common stock from the reporting requirements of the Securities Exchange Act of 1934, we are no longer required to conduct a non-binding, advisory vote on executive compensation from our stockholders.  Accordingly, our Board of Directors determined not to conduct such a vote this year.

As provided in Section D of Article 5 of our Articles of Incorporation, record holders who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote any shares held in excess of the 10% limit. Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Board of Directors of Standard Financial Corp. is authorized to construe and apply the provisions of Section D of Article 5 of the Articles of Incorporation, and to make all determinations it deems necessary or desirable to implement them, including determining the number of shares beneficially owned by any person, and to demand certain information from any person who is reasonably believed to beneficially own stock in excess of the 10% limit and reimbursement for all expenses incurred by Standard Financial Corp. in connection with an investigation conducted by the Board of Directors pursuant to the provisions of Article 5, Section D of the Articles of Incorporation.

If you have selected a broker, bank, or other intermediary to hold your common stock rather than having the shares directly registered in your name with our transfer agent, Registrar and Transfer Company, you will receive instructions directly from your broker, bank, or other intermediary in order to vote your shares. Your brokerage firm may also provide the ability to vote your proxy by telephone or online. Please be advised that if you choose not to vote your proxy, your brokerage firm has the authority under applicable stock market rules to only vote your shares “FOR” or “AGAINST” routine matters.  The election of directors is deemed to be a non-routine matter. Accordingly, we urge you to vote by following the instructions provided by your broker, bank, or other intermediary.

Persons and groups who beneficially own in excess of 5% of our shares of common stock were required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of January 2, 2014, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding
Sandler O’Neill Asset Management, LLC	309,600	(1)	10.35%
780 Third Avenue, 5th Floor New York, NY 10017

Standard Bank, PaSB Employee Stock Ownership Plan	277,886	(2)	9.29%
2640 Monroeville Boulevard Monroeville, PA 15146

Raffles Associates	239,508	(3)	8.01%
2 Penn Plaza, Suite 1920A New York, NY 10121

Wellington Management Company LLP	229,461	(4)	7.67%
280 Congress Street Boston, MA 02210

Ithan Creek Master Investors (Cayman) L.P.	167,516	(5)	5.60%
c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210

(1)         Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2012.

(2)         Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2013.

(3)         Based on a Schedule 13G filed with the Securities and Exchange Commission on October 28, 2010.

(4)         Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2013.

(5)         Based on a Schedule 13G filed with the Securities and Exchange Commission on May 20, 2013.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon.  You can vote online at www.rtcoproxy.com/stnd, by telephone at 1-866-411-6680 toll-

free on a touch-tone phone, or by requesting a printed copy of the proxy materials and proxy card.  Proxies we receive that are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the annual meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of Standard Financial Corp. at the address shown above, or by returning a duly executed proxy bearing a later date by mail, or voting on a later date by Internet or telephone. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary prior to the voting of such proxy.

SOLICITATION OF PROXIES

Standard Financial Corp. will bear the entire cost of soliciting proxies from you.  We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our stock. Other proxy solicitation expenses that we will pay include those for preparing, mailing, returning, and tabulating the proxies. Standard Financial Corp. has not retained a proxy solicitor.  If necessary, Standard Financial Corp. may use several of its regular employees, who will not be specifically compensated, to solicit proxies from stockholders, personally or by telephone, facsimile or letter.  We will reimburse their expenses for doing this.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members, and is divided into three classes. Our bylaws provide that one class of directors is to be elected annually. Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The Nominating and Corporate Governance Committee has nominated William T. Ferri and David C. Mathews to serve as directors for three-year terms. Each individual is currently a member of the Board of Directors.

The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Nominating and Corporate Governance Committee may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

					Shares of Common
	Positions			Current	Stock Beneficially		Percent
	Held in Standard		Director	Term to	Owned as of the		of
Name (1)	Financial Corp.	Age (2)	Since (3)	Expire	Record Date (4)		Class (5)
NOMINEES
William T. Ferri	Director	68	2007	2014	31,230	(6)	1.04%
David C. Mathews	Director	58	2006	2014	39,551	(7)	1.32%
DIRECTORS CONTINUING IN OFFICE
Horace G. Cofer	Director	75	1991	2015	10,519	(8)	*
Thomas J. Rennie	Director	63	2008	2015	15,619	(9)	*
Timothy K. Zimmerman	President, Chief Executive Officer and Director	62	1993	2015	68,318	(10)	2.27%
Terence L. Graft	Chairman of the Board	63	1991	2016	32,743	(11)	1.09%
Dale A. Walker	Director	63	1999	2016	20,798	(12)	*
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Colleen M. Brown	Senior Vice President - Chief Financial Officer	54			38,957	(13)	1.30%
Paul A. Knapp	Senior Vice President - Chief Commercial Lending Officer	59			32,086	(14)	1.07%
Susan A. Parente	Vice President and Controller	51			11,865	(15)	*
All directors and executive officers as a group (10 persons)					301,686		9.93%

*	Less than 1%
	(1)	The mailing address for each person listed is 2640 Monroeville Boulevard, Monroeville, Pennsylvania 15146.
	(2)	As of September 30, 2013.
	(3)	Reflects initial election to the Board of Directors of Standard Bank.
(4)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he/she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

	(5)	Based on 2,990,997 shares outstanding as of January 2, 2014.
(6)

Includes 6,762 shares held in an individual retirement account, 4,099 shares held in a spouse’s individual retirement account, 5,344 shares of restricted stock over which Mr. Ferri has voting control and 3,339 shares that can be acquired through the exercise of presently exercisable stock options.

(7)

Includes 7,000 shares held in an individual retirement account, 11,403 shares in a 401(k) plan, 7,971 shares in a spouse’s individual retirement account, 1,657 shares held by the ESOP for the account of Mr. Mathews, 6,144 shares of restricted stock over which Mr. Mathews has voting control and 3,840 shares that can be acquired through the exercise of presently exercisable stock options.

	(8)	Includes 5,344 shares of restricted stock over which Mr. Cofer has voting control and 3,339 shares that can be acquired through the exercise of presently exercisable stock options.
(9)

Includes 5,000 shares held in an individual retirement account, 100 shares held in custodial accounts, 5,344 shares of restricted stock over which Mr. Rennie has voting control and 3,339 shares that can be acquired through the exercise of presently exercisable stock options.

(10)

Includes 20,213 shares held in a 401(k) plan, 5,000 shares held in a spouse’s simplified employee pension account, 2,205 shares held by the ESOP for the account of Mr. Zimmerman, 22,560 shares of restricted stock over which Mr. Zimmerman has voting control and 14,100 shares that can be acquired through the exercise of presently exercisable stock options.

(11)

Includes 8,724 shares held in an individual retirement account, 5,344 shares of restricted stock over which Mr. Graft has voting control and 3,339 shares that can be acquired through the exercise of presently exercisable stock options.

(12)

Includes 2,286 shares held in an individual retirement account, 2,393 shares held in a spouse’s individual retirement account, 5,344 shares of restricted stock over which Mr. Walker has voting control and 3,339 shares that can be acquired through the exercise of presently exercisable stock options.

(13)

Includes 19,330 shares held in a 401(k) plan, 1,627 shares held by the ESOP for the account of Ms. Brown, 9,600 shares of restricted stock over which Ms. Brown has voting control and 6,000 shares that can be acquired through the exercise of presently exercisable stock options.

(14)

Includes 19,504 shares held in a 401(k) plan, 1,181 shares held by the ESOP for the account of Mr. Knapp, 6,440 shares of restricted stock over which Mr. Knapp has voting control and 4,000 shares that can be acquired through the exercise of presently exercisable stock options.

(15)

Includes 1,872 shares held in a 401(k) plan, 907 shares held by the ESOP for the account of Ms. Parente, 4,896 shares of restricted stock over which Ms. Parente has voting control and 3,080 shares that can be acquired through the exercise of presently exercisable stock options.

Directors

The biographies of each of the nominees and continuing board members below contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. The principal occupation during the past five years of each of our directors is set forth below. All directors have held their present positions for at least five years unless otherwise stated. Each existing director is also a director of Standard Bank.

All of the nominees and directors continuing in office are or were long-time residents of the communities served by Standard Financial Corp. and many of such individuals have operated, or currently operate, businesses located in such communities. As a result, each nominee and director continuing in office has significant knowledge of the businesses that operate in Standard Financial Corp.’s market area, an understanding of the general real estate market, values and trends in such communities and an understanding of the overall demographics of such communities. As the holding company for a community banking institution, Standard Financial Corp. believes that the local knowledge and experience of its directors assists Standard Financial Corp. in assessing the credit and banking needs of its customers, developing products and services to better serve its customers and assessing the risks inherent in its lending operations, and provides Standard Financial Corp. with greater business development opportunities.

Terence L. Graft has served as Chairman of the Board of Standard Bank since 2008. Mr. Graft is the owner of Kepple-Graft Funeral Home located in Greensburg, Pennsylvania and Graft-Jacquillard Funeral Home located in Scottdale, Pennsylvania. He is a member of the National and Pennsylvania Funeral Directors Associations, as well as the Funeral Directors Associations of Armstrong, Westmoreland and Indiana, Pennsylvania. Mr. Graft’s experience as a local business owner and his knowledge of the local business community led to his election to the Board in 1991.

Horace G. Cofer is President of Horace Cofer Associates, Inc., an engineering consulting service located in Murrysville, Pennsylvania. Mr. Cofer’s experience managing a local business and his knowledge of the local business community led to his election to the Board in 1991.

William T. Ferri is a pharmacist and the owner of Ferri Pharmacy located in Murrysville, Pennsylvania. He is the Chief Executive Officer of Ferri Enterprises, a property development and management company, and the President of Ferri Supermarkets, Inc.  He is Director-Secretary of Value Drug Company, a pharmacy wholesale co-op distributor in Altoona, PA, and is also a member of the Pennsylvania Pharmacists Association, the National Association of Retail Pharmacists, the Murrysville Community Economic Development Corporation, the Westmoreland Chamber of Commerce and the Murrysville Business Association. Mr. Ferri’s experience owning a local business and his knowledge of the local business community led to his election to the Board in 2007.

David C. Mathews is the Business Development Coordinator of Standard Bank since January 2006. Prior to joining Standard Bank, Mr. Mathews served as the President and Chief Executive Officer of Hoblitzell National Bank (“HNB”) from 1998 until HNB was acquired by Standard Bank in January 2006. Mr. Mathews has 34 years of experience in banking.  Mr. Mathews is a member of the Boards of the Western Maryland Health System Foundation and the YMCA of Cumberland, and is also a member of the Frostburg State Business Advisory Board and The Greater Cumberland Committee. Mr. Mathews experience with commercial lending and with the markets served by HNB led to his election to the Board in 2006.

Thomas J. Rennie is a certified public accountant and the owner of a public accounting firm offering tax, accounting and consulting services with offices in Ligonier and Latrobe, Pennsylvania. He is a member and past President of the Ligonier Chamber of Commerce, past President of the Southwest Chapter of the Pennsylvania Institute of Certified Public Accountants and a past President of Ligonier Rotary Club and presently serves on the finance council of St. Benedict Church in Greensburg.  Mr. Rennie’s accounting experience and knowledge of the local business community led to his election to the Board in 2008.

Dale A. Walker is a certified public accountant and is the owner of Dale A. Walker, CPA, an accounting firm in Mount Pleasant, Pennsylvania. He is a member of the American and Pennsylvania Institutes of Certified Public Accountants, a director and Treasurer of Penn Laurel Holdings, a real estate investment company, past Chairman of the Board of Excela Health, a not-for-profit health care system in western Pennsylvania, Treasurer of Mount Pleasant Business District Authority and a past president and member of the Mount Pleasant Rotary. Mr. Walker’s accounting experience and knowledge of the local business community led to his election to the Board in 1999.

Timothy K. Zimmerman is President and Chief Executive Officer of Standard Bank since 1992 and a director since 1993.  Prior to joining Standard Bank, Mr. Zimmerman served at Landmark Savings Association, Pittsburgh (and predecessors) from 1977 to 1992, including service as Senior Vice President and Chief Financial Officer from 1985 to 1992.  Mr. Zimmerman is a Certified Public Accountant and worked for KPMG Peat Marwick from 1973 to 1977. Mr. Zimmerman is very active in community organizations and volunteer boards of directors.  He has served as a director and committee chairman and member of numerous not for profit organizations in the Greater Pittsburgh area.  He is a former member of the Board of Directors of the Pennsylvania Association of Community Bankers and is currently Chairman of the Strategic Planning Committee.  Currently he is serving as Secretary of the Executive Committee of the Independent Community Bankers of America (“ICBA”), Executive Committee liaison to ICBA’s Federal Home Loan Bank Task Force and Chairman of the Consumer Financial Protection Bureau’s Community Bank Advisory Council and is a member of the National Association of Home Builders Mortgage Roundtable.  He also is the former Chairman of the ICBA Federal Home Loan Bank Task Force.

Executive Officers who are not Directors

The principal occupation during the past five years of each of our executive officers, is set forth below. All executive officers have held their present positions for at least five years unless otherwise stated.

Colleen M. Brown is Senior Vice President and Chief Financial Officer of Standard Bank since 1996. Ms. Brown has 32 years of banking and accounting experience, including service with PNC Bank, Pittsburgh, Integra Financial Corporation, Pittsburgh, and Landmark Savings Association, Pittsburgh. Ms. Brown is a certified public accountant and served as a senior auditor for KPMG Peat Marwick, Pittsburgh from 1979 to 1983. Ms. Brown is a member of the American and Pennsylvania Institutes of Certified Public Accountants.

Paul A. Knapp is Senior Vice President — Chief Commercial Loan Officer of Standard Bank since 1999. Prior to joining Standard Bank, Mr. Knapp worked as Commercial Loan Officer/Branch Manager with Mars National Bank, Gibsonia, Pennsylvania from 1995 to 1999. Mr. Knapp has 34 years of experience in banking, including service with Landmark Savings Association, Pittsburgh. Mr. Knapp also served as a National Bank Examiner for the Office of the Comptroller of the Currency from 1992 to 1995. Mr. Knapp is a member of Robert Morris Associates of Pittsburgh, the Mortgage Bankers of Pittsburgh, the Business Network International (Monroeville) and the Monroeville Rotary. He is also Chairman of the Loan Committee for the Regional Development Funding Corporation, a past Chairman of the Regional Development Funding Corporation, and a member of the Board of the Penn Township Planning and Zoning Commission.

Susan A. Parente is Vice President — Controller of Standard Bank since 1998. Ms. Parente has 27 years of banking and accounting experience. Prior to joining Standard Bank, Ms. Parente worked as Manager of Profit Planning and as a Senior Accountant with Equitable Resources, Pittsburgh, from 1990 to 1998. Prior banking experience includes service as an Internal Auditor and Senior Accountant with Landmark Savings Association, Pittsburgh, from 1985 to 1990. Ms. Parente is a certified public accountant and member of the American and Pennsylvania Institutes of Certified Public Accountants.

Board Independence

The Board of Directors has determined that each of our directors, with the exception of directors Timothy Zimmerman and David Mathews, is “independent” as defined in the listing rules of the Nasdaq Stock Market. Messrs. Zimmerman and Mathews are not independent because they are employees of Standard Bank.

At September 30, 2013, Standard Bank had two loans outstanding to entities in which Director Ferri had an ownership interest, with an aggregate balance of $527,548 and one loan to Director Rennie with a balance of $117,000, respectively. Each of these loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, and did not involve more than the normal risk of collectability or present other unfavorable features. At September 30, 2013, Standard Bank had no additional loans outstanding with any of its directors or executive officers.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Terence L. Graft, who is a non-executive director. This structure ensures a greater role for the independent directors in the oversight of Standard Financial Corp. and Standard Bank, and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

The Board of Directors is actively involved in oversight of risks that could affect Standard Financial Corp. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding such committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Standard Financial Corp. Risks relating to the direct operations of Standard Bank are further overseen by the Board of Directors of Standard Bank, which consists of the same individuals who serve on the Board of Directors of Standard Financial Corp. The Board of Directors of Standard Bank also has additional committees that conduct risk oversight and they typically meet jointly with the committees of Standard Financial Corp. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of Standard Financial Corp. and Standard Bank, such as lending, risk management, asset/liability management, investment management and others.

Meetings and Committees of the Board of Directors

The business of Standard Financial Corp. is conducted at regular and special meetings of the full Board and its standing committees. In addition, our independent directors meet in executive sessions. The standing committees consist of the Executive, Audit, Compensation and Nominating and Corporate Governance Committees. During the fiscal year ended September 30, 2013, the Board of Directors of Standard Financial Corp. met at six regular meetings and had no special meetings.  No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he served).

The duties and responsibilities of the Executive, Compensation, Audit and Nominating and Corporate Governance Committees are as follows:

Executive Committee.  The Board of Directors has delegated to the Executive Committee the power and authority to act on its behalf in between Board meetings.  The Board has designated the president and two or more of the other directors to constitute the Executive Committee.  The current members of the Executive Committee consist of Director Graft, who serves as Chairman, and Directors Ferri, Mathews, Walker and Zimmerman.  The Executive Committee met six times in fiscal year 2013.

Compensation Committee.  The Compensation Committee is composed of independent (as defined in the Nasdaq corporate governance listing standards), non-employee directors. The current members of the Compensation Committee consist of Directors Graft, who serves as Chairman, Ferri and Walker. The Compensation Committee has a written charter, which is available on our website at www.standardbankpa.com. The Compensation Committee met three times during the fiscal year ended September 30, 2013.

Pursuant to the Compensation Committee’s Charter, the Compensation Committee approves the compensation objectives for Standard Financial Corp. and Standard Bank and establishes the compensation for the President and Chief Executive Officer and other executives. Our President and Chief Executive Officer provide recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. These recommendations are then considered by the Compensation Committee. However, Mr. Zimmerman does not vote on and is not present for any discussion of his own compensation.

The Compensation Committee, in performing its duties and responsibilities with respect to director and executive officer compensation, relies on the assistance of our Human Resources Department. In addition, during the fiscal year ended September 30, 2013, the Compensation Committee retained Pearl Meyer and Partners to provide market survey salary data and recommendations with respect to Board and senior executive management compensation.

Audit Committee.  The Audit Committee consists of Directors Walker, who serves as Chairman, Cofer, Ferri and Rennie. Each member of the Audit Committee is “independent” as defined in the Nasdaq corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3. The Board of Directors has determined that Mr. Walker qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Information with respect to the experience of Mr. Walker is included in “—

Directors.” Our Audit Committee has a written charter, which is available on our website at www.standardbankpa.com. The Audit Committee of Standard Financial Corp. met four times during the fiscal year ended September 30, 2013.

Among other activities, the Audit Committee assists the Board of Directors in overseeing the integrity of our financial statements; overseeing our compliance with legal and regulatory requirements; overseeing the independent registered public accountant’s qualifications and independence; overseeing the performance of our independent registered public accountant and of our internal audit function; and overseeing our system of disclosure controls and system of internal controls regarding finance, accounting, and legal compliance.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee consists of at least three directors who are “independent” as defined in the Nasdaq corporate governance listing standards. The current members of the Nominating and Corporate Governance Committee consist of Directors Cofer, who serves as Chairman, Graft and Rennie. The Nominating and Corporate Governance Committee has a written charter, which is available on our website at www.standardbankpa.com. The Nominating and Corporate Governance Committee of Standard Financial Corp. met one time during the fiscal year ended September 30, 2013.

Pursuant to the Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing our corporate governance guidelines. The Nominating and Corporate Governance Committee also considers and recommends the nominees for director to stand for election at our annual meeting of stockholders.

If the candidate is deemed eligible for election to the Board of Directors, the Committee will consider the following criteria in selecting nominees, as described in more detail in the Committee’s Criteria for Director Nominees:

•             contribution to the board;

•             experience;

•             familiarity with and participation in local community;

•             integrity;

•             stockholder interests and dedication; and

•             independence.

The Committee will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of our stockholders, employees, customers and communities. The Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The Committee may weigh the foregoing criteria differently in different situations, depending on the composition of the Board of Directors at the time. The Board of Directors will maintain at least one director who meets the definition of “audit committee financial expert” under Securities and Exchange Commission regulations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

In addition to meeting these qualifications, a person is not qualified to serve as a director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year, (2) is a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal, or (3) has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit, or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency. In addition, no person may serve on the Board of Directors and at the same time be a director or officer of another co-operative bank, credit union, savings bank, savings and loan association, bank, trust company or holding company thereof (in each case whether chartered under state, federal or other law) that engages in business activities in the same market area as Standard Financial Corp. or any of its subsidiaries or in any county contiguous to such market area. At least two-thirds of the members of the Board of Directors must be residents of Pennsylvania or reside within a 100-mile radius of an office of Standard Bank. No person 75 years or older shall be eligible for election, re-election, appointment or reappointment to the Board of Directors, unless such person was a director of Standard Bank on June 1, 1998.

The Committee does not have a formal policy or specific guidelines regarding diversity among Board members, and generally views and values diversity from the perspective of professional and life experiences, as well as geographic location, representative of the markets in which we do business. The Committee recognizes that diversity in professional and life experiences may include consideration of gender, race, or national origin, in identifying individuals who possess the qualifications that the Committee believes are important to be represented on the Board.

Procedures for the Recommendation of Director Nominees by Stockholders.  The Nominating and Corporate Governance Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates recommended by our stockholders. Stockholders can submit the names of qualified candidates for Director by writing to us at 2640 Monroeville Boulevard, Monroeville, Pennsylvania 15146, Attention: Corporate Secretary. The Corporate Secretary must receive a submission for consideration for the 2015 Annual Meeting of Stockholders by no later than July 11, 2014.

The submission must include the following information:

•             A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•             The name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•             The name, address and contact information for the candidate, and the number of shares of common stock of Standard Financial Corp. that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided);

•             A statement of the candidate’s business and educational experience;

•             Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•             A statement detailing any relationship between the candidate and any customer, supplier or competitor of Standard Financial Corp.;

•             Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•             A statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in our Bylaws.

Stockholder Communications with the Board.  A stockholder of Standard Financial Corp. who wants to communicate with the Board of Directors or with any individual director may write to: Board of Directors, Standard Financial Corp., 2640 Monroeville Boulevard, Monroeville, Pennsylvania 15146, Attention: Corporate Secretary. The letter should indicate that the author is a stockholder of Standard Financial Corp. and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•             Forward the communication to the Director or Directors to whom it is addressed;

•             Attempt to handle the inquiry directly (for example, where it is a request for information about Standard Financial Corp. or it is a stock-related matter); or

•             Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board or Executive Committee meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend these meetings absent unavoidable scheduling conflicts. Six directors attended the 2013 Annual Meeting of Stockholders.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for Senior Officers that is applicable to our senior financial officers, including our principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. A copy of the Code of Ethics for Senior Officers can be found in the “Investor Relations — Corporate Governance” section of our website, www.standardbankpa.com.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•             we have reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the fiscal year ended September 30, 2013;

•             we have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and

•             we have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence, and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013 for filing with the Securities and Exchange Commission.  This report has been provided by the Audit Committee, which consists of Directors Walker (Chairman), Cofer, Ferri and Rennie.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 during most of fiscal 2013. The officers and directors of Standard Financial Corp. and beneficial owners of greater than 10% of our shares of common stock (“10% beneficial owners”) were required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership. Securities and Exchange Commission rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the shares of our common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, we believe that no officer, director or 10% beneficial owner of Standard Financial Corp. failed to file such ownership reports on a timely basis for the fiscal year ended September 30, 2013.

Executive Officer Compensation

Summary Compensation Table.  The table below summarizes the total compensation paid to or earned by our named executive officers for the fiscal years ended September 30, 2013 and 2012.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards (3)	Option Awards (3)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Timothy K. Zimmerman	2013	$282,140	$62,420	$—	$—	$—	$—	$18,851	(4)	$363,411
President and Chief Executive Officer	2012	279,320	60,000	465,300	107,160	—	—	15,840		927,620
Colleen M. Brown	2013	153,000	26,759	—	—	—	—	10,115	(5)	189,874
Senior Vice President and Chief Financial Officer	2012	134,000	25,000	198,000	45,600	—	—	7,031		409,631
Paul A. Knapp	2013	106,100	13,528	—	—	—	—	12,749	(6)	132,377
Senior Vice President and Chief Commercial Lending Officer	2012	103,000	15,643	132,825	30,400	—	—	8,166		290,034

(1)	Amounts in this column include contributions by Mr. Zimmerman, Ms. Brown and Mr. Knapp to the 401(k) Plan.
(2)	Reflects the cash bonus as determined at the discretion of Standard Financial Corp.’s Compensation Committee. Refer to “Cash Incentives/Bonuses” for additional information related to these payments.
(3)

Reflects the aggregate grant date fair value of shares of restricted stock or stock options, as appropriate. The assumptions used in the valuation of these awards are included in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended September 30, 2013, as filed with the Securities and Exchange Commission. For further information on these awards, please see the last paragraph of this page.

(4)

For 2013, includes $6,896 for 401(k) Plan matching contributions, $378 for premiums paid by Standard Bank for group term life insurance, $6,755 received by Mr. Zimmerman for the cost of an automobile and $4,822 in dividends paid on unvested restricted stock shares.

(5)

For 2013, includes $5,363 for 401(k) Plan matching contributions, $378 for premiums paid by Standard Bank for group term life insurance, $2,322 received by Ms. Brown for opting out of Standard Bank’s medical insurance plan and $2,052 in dividends paid on unvested restricted stock shares.

(6)

For 2013, includes $3,737 for 401(k) Plan matching contributions, $378 for premiums paid by Standard Bank for group term life insurance, $7,257 for loan origination commissions and $1,377 in dividends paid on unvested restricted stock shares.

Stock Awards and Option Awards — Additional Information.  Amounts included in the “Stock Awards” and “Option Awards” columns for the fiscal year ended September 30, 2012, represent grants under our 2012 Equity Incentive Plan.  Securities and Exchange Commission regulations require that we report the full grant date fair value of shares of restricted stock and stock options in the year in which such grants are made.  The restricted stock grants are not recognized as income to the named executive officers until the award vests.  The awards vest at a rate of 20% per year beginning July 25, 2013, and the stock options have a ten-year contractual life from the date of grant.

Outstanding Equity Awards at Fiscal Year-End.  The following table sets forth information with respect to our outstanding equity awards for our named executive officers for the fiscal year ended September 30, 2013.

Outstanding Equity Awards at Fiscal Year-End(1)

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable(2)	Equity incentive plan awards: number of securities underlying unexercised earned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)

Timothy K. Zimmerman, President and Chief Executive Officer	14,100	56,400	—	$16.50	7/25/2022	22,560	$411,720

Colleen M. Brown, Senior Vice President and Chief Financial Officer	6,000	24,000	—	$16.50	7/25/2022	9,600	$175,200

Paul A. Knapp, Senior Vice President and Chief Commercial Lending Officer	4,000	16,010	—	$16.50	7/25/2022	6,440	$117,530

(1)          All equity awards noted in this table were granted pursuant to the Standard Financial Corp. 2012 Equity Incentive Plan, and represent all awards held at September 30, 2013 by our Named Executive Officers.

(2)          All option awards and stock awards vest at a rate of 20% per year, commencing on the first anniversary of the date of grant.

(3)          The market value of unvested stock awards is based on the closing price of Standard Financial Corp.’s common stock on September 30, 2013 of $18.25.

Employment Agreements.  Standard Financial Corp. and Standard Bank entered into an employment agreement with each of Timothy K. Zimmerman, Colleen M. Brown and Paul A. Knapp (referred to below as the “executives” or “executive”) effective October 6, 2010. Our continued success depends to a significant degree on the skills and competence of these officers, and the employment agreements are intended to ensure that we maintain a stable management base following the offering. The discussion below addresses the employment agreements entered into with the executives.

The employment agreement with Mr. Zimmerman provides for a three-year term and the employment agreements with Ms. Brown and Mr. Knapp provide for a two-year term, subject to daily renewal. The current base salaries are $290,604 for Mr. Zimmerman, $157,600 for Ms. Brown and $108,200 for Mr. Knapp.   The agreements also provide for participation in employee benefit plans and programs maintained for the benefit of senior management personnel, including discretionary bonuses, participation in stock-based benefit plans, and certain fringe benefits as described in the agreements.

Upon termination of an executive’s employment for cause, as defined in each of the agreements, the executive will receive no further compensation or benefits under the agreement. If we terminate the executive for reasons other than for cause or if the executive terminates voluntarily under specified circumstances that constitute a good reason constructive termination (as defined in each of the agreements), the executive will receive an amount equal to the base salary, cash bonus and employer contributions to benefit plans that would have been payable for the remaining term of the agreement, payable in a lump sum. We will also continue to pay for each executive’s life, health, vision and dental coverage for up to three years (two years for Ms. Brown and Mr. Knapp), with the executive responsible for his or her share of the employee insurance premium.

In the event of a change in control, followed within 12 months by the executive’s termination for a reason other than for cause or if the executive terminates voluntarily under specified circumstances that constitute a good reason constructive termination (as defined in each of the agreements), the executive will receive an amount equal to the greater of (a) the payments described in the immediately preceding paragraph, or (b) an amount equal to the three times (two times for Ms. Brown and Mr. Knapp) annual compensation (as defined in each of the agreements, and includes taxable income and employer contributions to tax-qualified and non-qualified deferred compensation plans) that would have been payable for 36 months (24 months for Ms. Brown and Mr. Knapp), payable in a lump sum. We will also continue to pay for each executive’s life, health, vision and dental coverage for up to three years (two years for Ms. Brown and Mr. Knapp), with the executive responsible for the executive’s share of the employee insurance premium.

Upon termination of employment that would entitle the executive to a severance payment (other than a termination in connection with a change in control), the executive will be required to adhere to a one-year non-competition provision. The executive will be required to release us from any and all claims in order to receive any payments and benefits under their agreements. We will agree to pay all reasonable costs and legal fees of the executives in relation to the enforcement of the employment agreements, provided the executives succeed on the merits in a legal judgment, arbitration proceeding or settlement. The employment agreements also provide for indemnification of the executives to the fullest extent legally permissible.

Assuming the executives had been terminated in connection with a change in control, Mr. Zimmerman, Ms. Brown and Mr. Knapp would have received aggregate severance payments of approximately $1,118,000, $397,000 and $272,000, respectively, based upon each executive’s current level of compensation.

Change in Control Agreements.  Standard Bank entered into change-in-control agreements with three additional officers effective October 6, 2010. The change-in-control agreements provide a benefit in the event of involuntary termination of employment or resignation for a good reason (as defined in each of the agreements) equal to two times the sum of the executive’s base salary and the highest bonus earned during the prior three years, payable in a lump sum, and the continuation of non-taxable medical and dental coverage for a two-year period, with the executive responsible for his or her share of the employee premium. The amount of the payment to be made in connection with a change in control will be reduced, if necessary, to an amount that is $1.00 less than the amount that would otherwise be an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended.

Cash Incentives/Bonuses.  The purpose of offering cash incentives is to provide structured annual cash award opportunities to key management personnel for their contributions to the achievement of strategic organizational objectives of Standard Financial Corp as well as specific individual performance goals. The participants’ incentives are determined primarily based on company-wide performance measures, and are adjusted at the discretion of the Compensation Committee.  The company-wide performance measures include profitability, asset quality, risk management and peer group comparison components.  The target amount of the bonus for the participants is the sum of the percentage achievement of company-wide performance measures and individual performance goals expressed as a percentage of base salary, with a target incentive of 25% for Mr. Zimmerman, 17.5% for Ms. Brown and 15% for Mr. Knapp.

Phantom Stock Agreements.  Standard Bank entered into substantially identical Phantom Stock Appreciation Rights Agreements (“Phantom Stock Agreement”) with executives and directors in 2002 to provide participants with an incentive opportunity to share in Standard Bank’s performance and value creation. Directors Graft, Walker, Cofer and our Named Executive Officers, Mr. Zimmerman, Ms. Brown and Mr. Knapp, have each entered into a Phantom Stock Agreement. Under each Phantom Stock Agreement, a participant was initially credited with a one-time allocation of phantom stock. Phantom stock is used solely as a measurement tool and it represents a hypothetical share of Standard Bank (“Phantom Stock”). Each year, a participant’s phantom stock account is credited with a dollar amount equal to the annual appreciation in the Phantom Stock share price times the number of shares of Phantom Stock initially credited to the participant. The Phantom Stock share price is determined by dividing the Capital Account, as defined in the Phantom Stock Agreement, by the total number of outstanding Phantom Stock shares. Participants were entitled to the appreciation in the price of the Phantom Stock, and not the value of the one-time grant of Phantom Stock that was credited to the participants’ accounts in connection with implementing the Phantom Stock Agreements.

In connection with the mutual to stock conversion on October 6, 2010, the Phantom Stock Agreements were frozen with no future benefits accruing. Participants began to receive cash distributions pursuant to their distribution elections, commencing on January 1, 2012.  A participant’s interest in his or her phantom stock account vested over 5 years, at 20% each year, and consequently all directors and executives are 100% vested.

Equity Incentive Plan.  In 2012, our stockholders approved the Standard Financial Corp. 2012 Equity Incentive Plan (the “Equity Incentive Plan”), which provides officers, employees and directors of Standard Financial Corp. with additional incentives to promote our growth and performance.  Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs.  By approving the Equity Incentive Plan, our stockholders have given us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The Equity Incentive Plan authorizes the issuance of up to 486,943 shares of Standard Financial Corp. common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 347,817 (all of which may be granted as incentive stock options) and the maximum number of shares of stock that may be issued as restricted stock awards is 139,126.

The Equity Incentive Plan is administered by the members of Standard Financial Corp.’s Compensation Committee of the Board of Directors (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan.  The Committee has the authority and discretion to select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the Equity Incentive Plan; and interpret the Equity Incentive Plan.  The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers.

Our employees and outside directors are eligible to receive awards under the Equity Incentive Plan.  Awards may be granted in a combination of restricted stock awards, incentive stock options and non-qualified stock options.  The exercise price of stock options granted under the Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted.  Stock options are subject to vesting conditions and restrictions as determined by the Committee.

The Committee approved awards under the Equity Incentive Plan on July 26, 2012.  All stock options and restricted stock awards are subject to time-based vesting.  The stock option grants and time-based restricted stock awards made to date vest over a five-year period, with 20% of the awards vesting each year.  The recipients of restricted stock awards are entitled to receive the cash dividends paid on all restricted stock awards, whether such awards are vested or not.

Stock awards under the Equity Incentive Plan will be granted only in whole shares of common stock.  All restricted stock and stock option grants will be subject to conditions established by the Committee that are set forth in the award agreement.  All awards granted under the Equity Incentive Plan will vest upon death, disability or involuntary termination of employment or service following a change in control (as defined in the Equity Incentive Plan) of Standard Financial Corp.

Tax-Qualified Benefit Plans

401(k) Plan.  Standard Bank participates in the Pentegra Financial Institutions Thrift Plan, a multi-employer 401(k) plan, which provides benefits to substantially all of our employees (the “401(k) Plan”). Employees of Standard Bank who are 21 or older and have completed one year of service are eligible to participate in the 401(k) Plan (“Participants”). Participants may contribute up to 50% of their annual compensation to the 401(k) Plan on a pre-tax basis, subject to limits prescribed by law. Standard Bank provides a 401(k) match equal to 50% of the Participant’s salary deferral on the first 6% of compensation, for a maximum employer matching contribution of 3% of a Participant’s pre-tax compensation. Employer contributions are subject to a six-year graded vesting schedule, with 20% vesting after two years of service and an additional 20% vest after each following year of credited service, so that a participant is 100% vested after six years of credited service. Participants are always 100% vested in their salary deferrals. Participants will also become 100% vested in the employer contributions allocated to their accounts upon attainment of normal retirement age or in the event of the participant’s death or disability. Participants may invest their accounts in the investment options provided under the 401(k) Plan. Participants may request a withdrawal from their accounts in the event they incur a financial hardship. A Participant will become eligible for distribution of his or her 401(k) Plan benefit upon termination of employment and a Participant that satisfies certain eligibility requirements may request distributions of certain portions of their account balance while employed. Participants may elect to receive payments of their benefits in a lump sum or in installments, provided that their account balance equal or exceeds $500. During the fiscal years ended September 30, 2013 and 2012, Standard Bank recognized $87,000 and $91,000, respectively, as a 401(k) Plan expense.

Defined Benefit Pension Plan.  Standard Bank participates in the Pentegra Defined Benefit Plan for Financial Institutions Retirement Fund, a multi-employer pension plan (the “Pentegra DB Plan”). Effective August 1, 2005, the annual benefit provided to employees under the Pentegra DB Plan was frozen. Freezing the Pension Plan eliminated all future benefit accruals; however, the accrued benefit as of August 1, 2005 remains. During the fiscal years ended September 30, 2013 and 2012, Standard Bank recognized $152,000 and $165,000, respectively, as pension expense and made $89,000 and $141,000, respectively, as contributions to the Pentegra DB Plan. Standard Bank may maintain or terminate the Pension Plan as circumstances warrant.

Employee Stock Ownership Plan.  In connection with the mutual to stock conversion, Standard Bank adopted an Employee Stock Ownership Plan (“ESOP”) for eligible employees. Eligible employees commenced participation in the ESOP on the later of October 6, 2010 or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period and the attainment of age 21.

The ESOP trustee purchased, on behalf of the ESOP, 178,254 shares of Standard Financial Corp. common stock issued in the offering and an additional 100,000 shares in the secondary market, for a total of 278,254 shares. The ESOP funded its stock purchase with a loan from Standard Financial Corp. equal to the aggregate purchase price of the common stock. The loan is repaid principally through Standard Bank’s contribution to the ESOP and dividends payable on common stock held by the ESOP over the 20 year term of the loan. The interest rate for the loan is an annually adjustable rate equal to the prime rate, as published in The Wall Street Journal, which is currently 3.25%.

The trustee holds the shares purchased by the ESOP in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as we repay the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. Participants will become 100% vested upon the completion of six years of service. Participants who were employed by Standard Bank immediately prior to the offering received credit for vesting purposes for years of service prior to adoption of the ESOP. Participants also will become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the ESOP. Generally, participants receive distributions from the ESOP upon separation from service.

The ESOP permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, we record a compensation expense for the ESOP at the fair value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants result in a corresponding reduction in Standard Financial Corp.’s earnings.  During the fiscal years ended September 30, 2013 and 2012, Standard Bank recognized $268,000 and $229,000, respectively, as ESOP expense.

Director Compensation

Director Fees.  Each director of Standard Financial Corp., other than Messrs. Mathews and Zimmerman, is paid an annual fee of $27,000. The Chairman of the Board of Directors receives an additional $6,800 retainer annually and the Vice Chairman of the Board of Directors receives an additional $3,500 retainer annually. Directors do not receive committee fees, attendance fees or other fees. In addition, Standard Bank has an Eastern Region

Advisory Board. The Advisory Board currently consists of six members, two of whom are employees of Standard Bank (including Messrs. Mathews and Zimmerman). The Eastern Region Advisory Board meets on a quarterly basis. Each independent Advisory Board member receives a fee of $500 per meeting attended. Aggregate Advisory Board fees paid for the fiscal year ended September 30, 2013, were $5,000.

Directors’ Summary Compensation Table.  The following table sets forth for the fiscal year ended September 30, 2013 certain information as to the total remuneration we paid to our directors. Neither Mr. Zimmerman nor Mr. Mathews receives compensation for service on the Board of Directors.

Director Compensation Table for the Fiscal Year Ended September 30, 2013

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (1)	All Other Compensation(1)	Total
Terence L. Graft	$32,250	—	—	$1,142	$33,392
Dale A. Walker	$29,125	—	—	$1,142	$30,267
H.G. Cofer	$26,000	—	—	$1,142	$27,142
David C. Mathews(2)	$—	—	—	$189,072	$189,072
William T. Ferri	$26,000	—	—	$1,142	$27,142
Thomas J. Rennie	$26,000	—	—	$1,142	$27,142

(1)

As of September 30, 2013, Directors Graft, Walker, Cofer, Mathews, Ferri and Rennie had 5,344, 5,344, 5,344, 6,144, 5,344 and 5,344 unvested shares of restricted stock, respectively, and 16,695, 16,695, 16,695, 19,200, 16,695 and 16,695 of stock options, respectively. The amount in all other compensation, except for Mr. Mathews, represents dividends paid on unvested restricted stock shares.

(2)

Mr. Mathews is not paid any fees for his service as a director. Mr. Mathews receives compensation for his services as an employee of Standard Bank. Mr. Mathews is the Business Development Coordinator for Standard Bank and he is primarily responsible for originating commercial real estate loans. The amount shown in this column includes $175,784 for base salary, $7,000 bonus payment, $4,597 for 401(k) Plan matching contributions, $378 for premiums paid by Standard Bank for group term life insurance and $1,313 in dividends paid on unvested restricted stock shares.

Non-Compete Agreement with David C. Mathews.  Standard Bank has entered into a Non-Compete Agreement with Mr. Mathews, which provides that in order to protect the business, confidential and other proprietary information of Standard Bank, for a period of two years following his termination of employment, Mr. Mathews will not (i) directly or indirectly solicit any officer or employee to terminate their employment with Standard Bank; (ii) accept employment or become affiliated with any competitor of Standard Bank within 100 miles of where Standard Bank operates (except this provision shall not apply if he is terminated without cause); and (iii) solicit or cause any customer of Standard Bank to terminate an existing business relationship with Standard Bank.

In exchange for the non-compete and non-solicitation provisions, upon termination of Mr. Mathews’ employment, Standard Bank will pay Mr. Mathews (i) $80,000, payable in eight equal quarterly installments, if Mr. Mathews terminates employment prior to age 64, or (ii) $40,000, payable in four equal quarterly installments, if Mr. Mathews terminates employment on or after age 64 but before age 65, or (iii) nothing if Mr. Mathews terminates employment on or after age 65. The first payment shall be made on the date of Mr. Mathews’ termination of employment and each subsequent payment shall be made on each three month anniversary of the date of his termination of employment. The first payment may be delayed by six months in order to comply with Section 409A of the Internal Revenue Code.

Transactions With Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Standard Bank to our executive officers and directors in compliance with federal banking regulations.

At September 30, 2013, all of Standard Bank’s loans to our directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Standard Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at September 30, 2013, and were made in compliance with federal banking regulations.  Pursuant to Standard Financial Corp.’s Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with directors, executive officers and their family members, for the purpose of determining whether the transactions are in compliance with our policies and should be ratified and approved.

PROPOSAL 2 —

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended September 30, 2013 was S.R. Snodgrass, A.C. Our Audit Committee has approved the engagement of S.R. Snodgrass, A.C. to be our independent registered public accounting firm for the fiscal year ending September 30, 2014, subject to the ratification of the engagement by our stockholders. At the annual meeting, the stockholders will consider and vote on the ratification of the engagement of S.R. Snodgrass, A.C. for the fiscal year ending September 30, 2014. A representative of S.R. Snodgrass, A.C. is expected to attend the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

Even if the selection of the independent registered public accounting firm is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interest of Standard Financial Corp. and its stockholders.

Fees Paid to Independent Registered Public Accounting Firm

Set forth below is certain information concerning aggregate fees billed for professional services rendered by S.R. Snodgrass, A.C. during the fiscal years ended September 30, 2013 and 2012.

	2013	2012
Audit Fees	$83,502	$81,051
Audit-Related Fees	—	—
Tax Fees	$10,519	$10,567
All Other Fees	—	—

Audit Fees.  Audit fees consist of fees incurred in connection with the audit of our financial statements, the review of the interim financial statements included in our quarterly reports filed with the SEC and the issuance of consents and assistance with, and review of, documents filed with the SEC.

Tax Fees.  Tax fees consist of fees incurred in connection with the preparation of state and federal tax returns, assistance with calculating estimated tax payments and other consulting.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax consulting services rendered, is compatible with maintaining the independence of S.R. Snodgrass, A.C. The Audit Committee concluded that performing such services does not affect the independence of S.R. Snodgrass, A.C. in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to report periodically to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All audit-related fees, tax fees and all other fees described above were approved either as part of our engagements of S.R. Snodgrass, A.C. or pursuant to the pre-approval policy described above.

Vote Required

In order to ratify the selection of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2014, at least a majority of the votes cast at the annual meeting must vote in favor of such ratification. The Audit Committee of the Board of Directors recommends a vote “FOR” the ratification of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2014.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, our Corporate Secretary must receive written notice not earlier than the 90th day nor later than the 80th day prior to date of the annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on Standard Financial Corp.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Standard Financial Corp. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification under Article 2, Section 12 of our Bylaws, including an affidavit that such person would not be disqualified under the provisions of Article 2, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of Standard Financial Corp. which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

The 2014 Annual Meeting of Stockholders is expected to be held February 17, 2015. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be received by our Corporate Secretary no earlier than November 19, 2014 and no later than November 29, 2014. If notice is received outside of these dates, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice and Proxy Statement, Annual Report on Form 10-K and proxy card are also available at http://www.standardbankpa.com/stndproxy.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy K. Zimmerman
President and Chief Executive Officer

Monroeville, Pennsylvania

January 7, 2014

PLEASE MARK VOTES AS IN THIS EXAMPLE X REVOCABLE PROXY STANDARD FINANCIAL CORP. YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS Stockholders of record have three ways to vote: 1. By Telephone (using a Touch-Tone Phone); or 2. By Internet; or 3. By Mail. To Vote by Telephone: Call 1-866-411-6680 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., February 18, 2014. To Vote by Internet: Go to https://www.rtcoproxy.com/stnd prior to 3 a.m., February 18, 2014. Please note that the last vote received from a stockholder, whether by telephone, by Internet or by mail, will be the vote counted. Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. Mark here if you plan to attend the meeting. Mark here for address change. FOLD HERE IF YOU ARE VOTING BY MAIL PLEASE DO NOT DETACH The Company’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, the 2013 Annual Report to Stockholders and Proxy Card are each available on the internet at: www.standardbankpa.com/stndproxy Important Notice Regarding the Availability of Proxy Materials Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. With- For All For hold Except 1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with). (01) William T. Ferri (02) David C. Mathews INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below. For Against Abstain 2. The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm of Standard Financial Corp. for the fiscal year ending September 30, 2014. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

YOUR VOTE IS IMPORTANT! Annual Meeting Materials are available on the Internet at: www.standardbankpa.com/stndproxy you can vote in one of three ways: 1. Call toll free 1-866-411-6680 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at https://www.rtcoproxy.com/stnd and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS REVOCABLE PROXY STANDARD FINANCIAL CORP. ANNUAL MEETING OF STOCKHOLDERS February 18, 2014 9:00 a.m., Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints the members of the official proxy committee of Standard Financial Corp. (the “Company”), or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders “Annual Meeting” to be held on Tuesday, February 18, 2014 at 9:00 a.m., Eastern time, at the Doubletree Hotel Pittsburgh/Monroeville Convention Center, located at 101 Mall Boulevard, Monroeville, Pennsylvania 15146 and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows: This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of Proposals 1 and 2. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE by TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (Continued, and to be marked, dated and signed, on the other side) STANDARD FINANCIAL CORP. — ANNUAL MEETING, FEBRUARY 18, 2014 6902

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS January 7, 2014 Dear Stockholder: The 2014 Annual Meeting of the Stockholders of Standard Financial Corp., the parent company of Standard Bank, PaSB., will be held on February 18, 2014 at the Doubletree Hotel Pittsburgh/Monroeville Convention Center, 101 Mall Boulevard, Monroeville, Pennsylvania 15146 at 9:00 a.m. (Eastern Time). Stockholders of record at the close of business on January 2, 2014 are entitled to vote at the Annual Meeting, which is being held to consider and act upon the following proposals: 1. The election of two directors; and 2. The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending September 30, 2014; Your Board of Directors recommends a vote "FOR" proposals 1 and 2. Thank you for your continued support, Timothy K. Zimmerman President and Chief Executive Officer IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON FEBRUARY 18, 2014 This notice is not a form for voting, and presents only an overview of the more complete proxy materials, which include the 2013 Annual Report to Stockholders, the Proxy Statement for the Annual Meeting, and the form of proxy card. These proxy materials contain important information and are available on the Internet at http://www.standardbankpa.com/stndproxy or by mail. We encourage you to access and review the proxy materials before voting. You may vote in any of the following ways: Internet—To vote via the Internet, go to https://www.rtcoproxy.com/stnd anytime prior to 3 a.m. February 18, 2014. You will need your Stockholder Control Number, which is in the lower right hand corner of this Notice. Phone—To vote by phone, call 1-866-411-6680 toll-free on a touch-tone phone anytime prior to 3 a.m. February 18, 2014. You will need your Stockholder Control Number. Mail—To vote by mail, you must first either (i) request a paper or e-mail copy of the proxy materials in accordance with the instructions below, or (ii) access the proxy materials on the above web site, and download and print the proxy card. Then, cast your vote on the proxy card, sign it and return it to the address indicated. In Person—You may also vote in person at the Annual Meeting. If you wish to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To request a paper or e-mail copy of the proxy materials, you will need your Stockholder Control Number. Then, either: • Call our toll-free number, 1-866-856-2265; or • Send us an e-mail at Webmaster@standardbankpa.com and enter your Stockholder Control Number when prompted, or, if you send us an e-mail, enter it in the subject line. You may make your request for paper copies apply to all future annual stockholders meetings (which you may later revoke at any time), or only for the 2014 Annual Stockholders Meeting. Please make your request as instructed in this notice on or before January 28, 2014 to facilitate timely delivery. Stockholder Control Number Name Address City, State Zip Code 2640 Monroeville Boulevard, Monroeville, Pennsylvania 15146

The Company’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, the 2013 Annual Report to Stockholders and Proxy Card are each available on the internet at: www.standardbankpa.com/stndproxy 6902 ANNUAL MEETING OF STOCKHOLDERS FEBRUARY 18, 2014 – 9:00 A.M., EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints the members of the official proxy committee of Standard Financial Corp. (the “Company”), or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on Tuesday, February 18, 2014 at 9:00 a.m., Eastern time, at the Doubletree Hotel Pittsburgh/Monroeville Convention Center, located at 101 Mall Boulevard, Monroeville, Pennsylvania 15146 and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows: Important Notice Regarding the Availability of Proxy Materials PLEASE MARK VOTES AS IN THIS EXAMPLE X REVOCABLE PROXY STANDARD FINANCIAL CORP. Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. With- For All For hold Except 1. The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with). (01) William T. Ferri (02) David C. Mathews INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below. FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE For Against Abstain 2. The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm of Standard Financial Corp. for the fiscal year ending September 30, 2014. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of Proposals 1 and 2. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting. Mark here if you plan to attend the meeting. Mark here for address change.